Schedule I—Condensed Financial Information of the Company - Schedule of Statements of Operations and Comprehensive Loss (Details) - Subsidiaries [Member] ¥ in Thousands, $ in Thousands	12 Months Ended
	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 CNY (¥)	Jun. 30, 2023 CNY (¥)
Schedule of Statements of Operations and Comprehensive Loss [Line Items]
General and administrative expenses	¥ (7,292)	$ (1,018)	¥ (5,759)	¥ (2,084)
Other income, net	(14,598)	(2,038)	681	286
Equity in loss of subsidiaries	(174,073)	(24,300)	(284,592)	(41,771)
Loss before income taxes	(195,963)	(27,356)	(289,670)	(43,569)
Income tax expense				(8)
Net loss	(195,963)	(27,356)	(289,670)	(43,577)
Other comprehensive income, net of tax: Foreign currency translation adjustments	(3,718)	(519)	(2,460)	560
Total Comprehensive loss	¥ (199,681)	$ (27,875)	¥ (292,130)	¥ (43,017)